NATIONS FUNDS TRUST
All share classes of the:
Money Market Funds
Stock Funds
International/Global Stock Funds
Index Funds
Government & Corporate Bond Funds
Municipal Bond Funds
State Municipal Bond Funds
Nations LifeGoal Portfolios

AND

NATIONS MASTER INVESTMENT TRUST
All Master Portfolios

AND

NATIONS SEPARATE ACCOUNT TRUST
All Separate Account Portfolios

(collectively, the “Funds”)

Supplement dated February 9, 2005
to the Prospectuses dated August 1, 2004, as supplemented

     The prospectuses for the Funds are hereby supplemented with the following information relating to “Legal Matters.” To the extent that any of the following disclosure modifies or is otherwise inconsistent with any disclosure provided in your current prospectus, the disclosure in this supplement supersedes your prospectus disclosure.

LEGAL MATTERS

     As discussed in greater detail in earlier supplements, Banc of America Capital Management, LLC (“BACAP”), the Fund’s adviser, and BACAP Distributors, LLC (“BACAP Distributors”) the distributor of the Fund’s shares (collectively, “BACAP”), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) to resolve the proceedings brought in connection with the SEC’s and NYAG’s investigations of market timing and late trading in certain mutual funds, including the Nations Funds.

     On February 9, 2005 BACAP entered into an Assurance of Discontinuance with the NYAG (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the SEC (the “SEC Order” and together, the “Settlements”). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

     Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC (“BAS”) have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. – the investment advisor to and distributor of the Columbia Funds, respectively, – to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

     Consistent with the terms of the Settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent Trustees and expect to engage a senior officer with a wide range of compliance and oversight responsibilities. Consistent with the terms of the Settlements, the Boards have called shareholder meetings for March 4, 2005, for the election of five Trustees to each Board. Two of the five nominees have served as Trustees for several years; the other three nominees have served as Trustees of Nations Funds Trust only since the January 1, 2005 effective date of their appointment. The seven current Trustees with the longest tenure are not standing for reelection at these meetings. Shareholders as of December 17, 2004 will receive a proxy statement and should read it carefully before voting.

     Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the SEC’s staff. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. More specific information on the distribution plan will be communicated on a later date.

     As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

     A copy of the SEC Order will be available on the SEC’s website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on or about February 10, 2005.

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